UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2017

SABRA HEALTH CARE REIT, INC.

(Exact name of registrant as specified in its charter)

001-34950	Maryland	27-2560479
(Commission File Number)	(State of Incorporation)	(I.R.S. Employer Identification No.)

18500 Von Karman Avenue, Suite 550 Irvine, CA		92612
(Address of Principal Executive Offices)		(Zip Code)

(888) 393-8248

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed on May 8, 2017, with the Securities and Exchange Commission (“SEC”) by Sabra Health Care REIT, Inc., a Maryland corporation (the “Company”), the Company, Care Capital Properties, Inc., a Delaware corporation (“CCP”), PR Sub, LLC, a Delaware limited liability and wholly owned subsidiary of the Company (“Merger Sub”), Sabra Health Care Limited Partnership, a Delaware limited partnership (the “Operating Partnership”) and Care Capital Properties, LP, a Delaware limited partnership (“CCP OP”), entered into an Agreement and Plan of Merger, dated as of May 7, 2017 (the “Merger Agreement”). On August 17, 2017, pursuant to the terms and conditions of the Merger Agreement, (i) CCP was merged with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving company in the Merger, (ii) immediately following the Merger and simultaneous with the Partnership Merger (as defined below), Merger Sub was merged with and into the Company (the “Subsequent Merger”), with the Company continuing as the surviving corporation in the Subsequent Merger, and (iii) simultaneous with the Subsequent Merger, CCP OP was merged with and into the Operating Partnership (the “Partnership Merger”), with the Operating Partnership continuing as the surviving partnership in the Partnership Merger. On August 18, 2017, pursuant to an Agreement and Plan of Merger, dated as of August 18, 2017, Care Capital Properties GP, LLC (“CCP GP”) was merged with and into the Company (the “GP Merger”), with the Company continuing as the surviving corporation in the GP Merger.

On August 17, 2017, in connection with the Merger, CCP OP, Merger Sub, CCP GP and Regions Bank, as trustee (the “Trustee”) entered into a First Supplemental Indenture (the “First Supplemental Indenture”) to the Indenture (the “Base Indenture”), dated as of July 14, 2016, by and among CCP OP, CCP, CCP GP and the Trustee pursuant to which Merger Sub assumed CCP’s obligations under the Base Indenture and the 5.125% Senior Notes due 2026 issued by CCP OP and guaranteed by CCP and CCP GP (the “Notes”).

On August 17, 2017, in connection with the Subsequent Merger, the Operating Partnership as successor to CCP OP, the Company, CCP GP and the Trustee entered into a Second Supplemental Indenture (the “Second Supplemental Indenture”) to the Base Indenture pursuant to which the Company assumed the obligations of Merger Sub (as successor to CCP) under the Base Indenture and the Notes.

On August 17, 2017, in connection with the Partnership Merger, the Operating Partnership, the Company, CCP GP and the Trustee entered into a Third Supplemental Indenture (the “Third Supplemental Indenture”) to the Base Indenture pursuant to which the Operating Partnership assumed CCP OP’s obligations under the Base Indenture and the Notes.

On August 18, 2017, in connection with the GP Merger, the Operating Partnership, the Company and the Trustee entered into a Fourth Supplemental Indenture (the “Fourth Supplemental Indenture” and together with the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture, the “Supplemental Indentures”) to the Base Indenture pursuant to which the Company assumed CCP GP’s obligations under the Base Indenture and the Notes.

The foregoing description is qualified in its entirety by the complete terms of the Base Indenture, which is attached as Exhibit 4.1 hereto and is incorporated by reference into this Item 1.01, and the Supplemental Indentures, which are attached as Exhibits 4.2, 4.3, 4.4 and 4.5 hereto and are incorporated by reference into this Item 1.01.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of July 14, 2016, by and among Care Capital Properties, LP, Care Capital Properties, Inc., Care Capital Properties GP, LLC and Regions Bank, as trustee.

4.2	First Supplemental Indenture, dated as of August 17, 2017, by and among Care Capital Properties, LP, PR Sub, LLC, Care Capital Properties GP, LLC and Regions Bank, as trustee.

4.3

Second Supplemental Indenture, dated as of August 17, 2017, by and among Sabra Health Care Limited Partnership as successor to Care Capital Properties, LP, Sabra Health Care REIT, Inc., Care Capital Properties GP, LLC and Regions Bank, as trustee.

4.4	Third Supplemental Indenture, dated as of August 17, 2017, by and among Sabra Health Care Limited Partnership, Sabra Health Care REIT, Inc., Care Capital Properties GP, LLC and Regions Bank, as trustee.

4.5	Fourth Supplemental Indenture, dated as of August 18, 2017, by and among Sabra Health Care Limited Partnership, Sabra Health Care REIT, Inc. and Regions Bank, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2017

SABRA HEALTH CARE REIT, INC.

/s/ Harold W. Andrews, Jr.
Name:	Harold W. Andrews, Jr.
Title:	Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of July 14, 2016, by and among Care Capital Properties, LP, Care Capital Properties, Inc., Care Capital Properties GP, LLC and Regions Bank, as trustee.

4.2	First Supplemental Indenture, dated as of August 17, 2017, by and among Care Capital Properties, LP, PR Sub, LLC, Care Capital Properties GP, LLC and Regions Bank, as trustee.

4.3	Second Supplemental Indenture, dated as of August 17, 2017, by and among Sabra Health Care Limited Partnership as successor to Care Capital Properties, LP, Sabra Health Care REIT, Inc., Care Capital Properties GP, LLC and Regions Bank, as trustee.

4.4	Third Supplemental Indenture, dated as of August 17, 2017, by and among Sabra Health Care Limited Partnership, Sabra Health Care REIT, Inc., Care Capital Properties GP, LLC and Regions Bank, as trustee.

4.5	Fourth Supplemental Indenture, dated as of August 18, 2017, by and among Sabra Health Care Limited Partnership, Sabra Health Care REIT, Inc. and Regions Bank, as trustee.